EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly of Global Teledata Corporation (the "Registrant") on Form 10-QSB for the quarter ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Alan Pavsner, Principal Executive Officer and the Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (1) The Quarterly Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Quarterly Report fully presents, in all material respects, the financial condition and results of operations of the Registrant.


By:      /s/ Alan Pavsner
         ------------------------------
         Alan Pavsner
         Principal Executive Officer and
         Principal Financial Officer
         October 29, 2002